                                                                   Exhibit 24(b)

                                                                        FORM S-4
                                                          Registration Statement



                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



          WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-4 relating to the issuance of shares of Common Stock of a holding company to be formed as contemplated in the Amended and Restated Agreement and Plan of Exchange and Merger between the Brooklyn Union Gas Company and the Company and the Agreement and Plan of Exchange and Merger between the Company, the Long Island Power Authority and LIPA Acquisition Corp.

          NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

          IN WITNESS WHEREOF, I have executed this power of attorney this 26th day of June 1997.


                         /s/ WILLIAM J. CATACOSINOS
                         ----------------------------
                         WILLIAM J. CATACOSINOS
                         PRINCIPAL EXECUTIVE OFFICER,
                         and CHAIRMAN OF THE
                         BOARD OF DIRECTORS

                                                                   Exhibit 24(b)

                                                                        FORM S-4
                                                          Registration Statement



                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



          WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-4 relating to the issuance of shares of Common Stock of a holding company to be formed as contemplated in the Amended and Restated Agreement and Plan of Exchange and Merger between the Brooklyn Union Gas Company and the Company and the Agreement and Plan of Exchange and Merger between the Company, the Long Island Power Authority and LIPA Acquisition Corp.

          NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

          IN WITNESS WHEREOF, I have executed this power of attorney this 26th day of June 1997.


                         /s/ A. JAMES BARNES
                         ----------------------------
                         A. JAMES BARNES, DIRECTOR

                                                                   Exhibit 24(b)

                                                                        FORM S-4
                                                          Registration Statement



                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



          WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-4 relating to the issuance of shares of Common Stock of a holding company to be formed as contemplated in the Amended and Restated Agreement and Plan of Exchange and Merger between the Brooklyn Union Gas Company and the Company and the Agreement and Plan of Exchange and Merger between the Company, the Long Island Power Authority and LIPA Acquisition Corp.

          NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

          IN WITNESS WHEREOF, I have executed this power of attorney this 26th day of June 1997.



                         /s/ GEORGE BUGLIARELLO
                         ----------------------------
                         GEORGE BUGLIARELLO, DIRECTOR

                                                                   Exhibit 24(b)

                                                                        FORM S-4
                                                          Registration Statement



                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



          WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-4 relating to the issuance of shares of Common Stock of a holding company to be formed as contemplated in the Amended and Restated Agreement and Plan of Exchange and Merger between the Brooklyn Union Gas Company and the Company and the Agreement and Plan of Exchange and Merger between the Company, the Long Island Power Authority and LIPA Acquisition Corp.

          NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

          IN WITNESS WHEREOF, I have executed this power of attorney this 26th day of June 1997.


                         /s/ RENSO L. CAPORALI
                         ----------------------------
                         RENSO L. CAPORALI, DIRECTOR

                                                                   Exhibit 24(b)

                                                                        FORM S-4
                                                          Registration Statement



                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



          WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-4 relating to the issuance of shares of Common Stock of a holding company to be formed as contemplated in the Amended and Restated Agreement and Plan of Exchange and Merger between the Brooklyn Union Gas Company and the Company and the Agreement and Plan of Exchange and Merger between the Company, the Long Island Power Authority and LIPA Acquisition Corp.

          NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

          IN WITNESS WHEREOF, I have executed this power of attorney this 26th day of June 1997.


                         /s/ PETER O. CRISP
                         ------------------------
                         PETER O. CRISP, DIRECTOR

                                                                   Exhibit 24(b)

                                                                        FORM S-4
                                                          Registration Statement



                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



          WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-4 relating to the issuance of shares of Common Stock of a holding company to be formed as contemplated in the Amended and Restated Agreement and Plan of Exchange and Merger between the Brooklyn Union Gas Company and the Company and the Agreement and Plan of Exchange and Merger between the Company, the Long Island Power Authority and LIPA Acquisition Corp.

          NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

          IN WITNESS WHEREOF, I have executed this power of attorney this 26th day of June 1997.


                         /s/ VICKI L. FULLER
                         ----------------------------
                         VICKI L. FULLER, DIRECTOR

                                                                   Exhibit 24(b)

                                                                        FORM S-4
                                                          Registration Statement



                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



          WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-4 relating to the issuance of shares of Common Stock of a holding company to be formed as contemplated in the Amended and Restated Agreement and Plan of Exchange and Merger between the Brooklyn Union Gas Company and the Company and the Agreement and Plan of Exchange and Merger between the Company, the Long Island Power Authority and LIPA Acquisition Corp.

          NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

          IN WITNESS WHEREOF, I have executed this power of attorney this 26th day of June 1997.


                         /s/ JAMES T. FLYNN
                         ----------------------------
                         JAMES T. FLYNN, DIRECTOR

                                                                   Exhibit 24(b)

                                                                        FORM S-4
                                                          Registration Statement



                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



          WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-4 relating to the issuance of shares of Common Stock of a holding company to be formed as contemplated in the Amended and Restated Agreement and Plan of Exchange and Merger between the Brooklyn Union Gas Company and the Company and the Agreement and Plan of Exchange and Merger between the Company, the Long Island Power Authority and LIPA Acquisition Corp.

          NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

          IN WITNESS WHEREOF, I have executed this power of attorney this 26th day of June 1997.



                         /s/ KATHERINE D. ORTEGA
                         ----------------------------
                         KATHERINE D. ORTEGA, DIRECTOR

                                                                   Exhibit 24(b)

                                                                        FORM S-4
                                                          Registration Statement



                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



          WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-4 relating to the issuance of shares of Common Stock of a holding company to be formed as contemplated in the Amended and Restated Agreement and Plan of Exchange and Merger between the Brooklyn Union Gas Company and the Company and the Agreement and Plan of Exchange and Merger between the Company, the Long Island Power Authority and LIPA Acquisition Corp.

          NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

          IN WITNESS WHEREOF, I have executed this power of attorney this 26th day of June 1997.



                         /s/ BASIL A. PATERSON
                         ---------------------------
                         BASIL A. PATERSON, DIRECTOR

                                                                   Exhibit 24(b)

                                                                        FORM S-4
                                                          Registration Statement



                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



          WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-4 relating to the issuance of shares of Common Stock of a holding company to be formed as contemplated in the Amended and Restated Agreement and Plan of Exchange and Merger between the Brooklyn Union Gas Company and the Company and the Agreement and Plan of Exchange and Merger between the Company, the Long Island Power Authority and LIPA Acquisition Corp.

          NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

          IN WITNESS WHEREOF, I have executed this power of attorney this 26th day of June 1997.

                         /s/ RICHARD L. SCHMALENSEE
                         --------------------------------
                         RICHARD L. SCHMALENSEE, DIRECTOR

                                                                   Exhibit 24(b)

                                                                        FORM S-4
                                                          Registration Statement



                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



          WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-4 relating to the issuance of shares of Common Stock of a holding company to be formed as contemplated in the Amended and Restated Agreement and Plan of Exchange and Merger between the Brooklyn Union Gas Company and the Company and the Agreement and Plan of Exchange and Merger between the Company, the Long Island Power Authority and LIPA Acquisition Corp.

          NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

          IN WITNESS WHEREOF, I have executed this power of attorney this 26th day of June 1997.


                         /s/ GEORGE J. SIDERIS
                         ----------------------------
                         GEORGE J. SIDERIS, DIRECTOR

                                                                   Exhibit 24(b)


                                                                        FORM S-4
                                                          Registration Statement



                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



          WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-4 relating to the issuance of shares of Common Stock of a holding company to be formed as contemplated in the Amended and Restated Agreement and Plan of Exchange and Merger between the Brooklyn Union Gas Company and the Company and the Agreement and Plan of Exchange and Merger between the Company, the Long Island Power Authority and LIPA Acquisition Corp.

          NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

          IN WITNESS WHEREOF, I have executed this power of attorney this 26th day of June 1997.


                         /s/ JOHN H. TALMAGE
                         -------------------------
                         JOHN H. TALMAGE, DIRECTOR